FINANCIAL RESULTS For the Fourth Quarter and Fiscal Year Ended October 31, 2015 Exhibit 99.2

Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. Verifone’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Verifone’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q. Verifone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. FORWARD-LOOKING STATEMENTS 2

NON-GAAP FINANCIAL MEASURES 3 With respect to any non-GAAP financial measures presented in the information, reconciliations of non-GAAP to GAAP financial measures may be found in Verifone’s quarterly earnings release as filed with the Securities and Exchange Commission as well as the Appendix to these slides. Management uses non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that these Non-GAAP financial measures help it to evaluate Verifone’s performance and to compare Verifone’s current results with those for prior periods as well as with the results of peer companies. These non-GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP.

INTRODUCTION Paul Galant Chief Executive Officer

FY15 HIGHLIGHTS 5 Q4 Performance FY15 Accomplishments Product Revenue $514M 5% reported growth, 15% constant currency EPS $0.49 11% growth Operating Margin 14.8% Increase of 90bps Revenue $2.001B 7% reported growth, 16% constant currency Operating Margin 14.3% Increase of 120bps $200M Share Buyback $100M repurchased to date Services PaaS in 17 countries; 8% constant currency growth Verifone Engage Launched in Q4 Mobility Deployed e-Series mPOS

TRANSFORMATION AND "YEAR OF PRODUCT" RESULTS

Products

- Reduced SKUs by ~60%
- Divested non-core businesses
- Reduced active platforms by ~60%

R&D Engineering

- Established global infrastructure
- Created centers of excellence
- Implemented planning system

Costs

- 100 cost-saving programs
- Re-financed debt $1.3B
- Closed ~75% facilities

BUSINESS IMPLICATIONS

>$40M run-rate savings

75% reinvested for growth

25% driving margin/EPS

Over 15 product releases

Improving margins

Lower OpEx as % of revenue

Share buyback

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Verifone®

TRENDS DRIVING FY16 OUTLOOK 7 5% North America growth in FY16 8M device opportunity SMB, Hospitality, Petroleum EMV Momentum Accelerated international growth Investments/improvements in regional franchises Cash to cashless migration Global Payments Growth Connected devices App Marketplace; digital media; security; omni-commerce ~8% Services growth in FY16 Payments & Commerce Convergence

Q4 FINANCIAL RESULTS AND GUIDANCE Marc Rothman Chief Financial Officer

NON-GAAP KEY METRICS* 9 * Net Income = Net Income attributable to VeriFone Systems, Inc. stockholders * Operating Cash Flow = GAAP net cash provided by operating activities * A reconciliation of our GAAP to Non-GAAP financial measures, including Free Cash Flow, can be found in the appendix section Q415 Q414 Q315 Q415 % SEQ Inc(Dec) % YoY Inc(Dec) Net Revenues 491 510 514 1% 5% Gross Margin 207 213 223 5% 8% % of Revenue 42.3% 41.7% 43.4% 1.7pts 1.1pts Operating Income 68 72 76 6% 12% % of Revenue 13.9% 14.0% 14.8% 0.8pts 0.9pts Net Income* 50 54 56 4% 12% EPS 0.44 0.47 0.49 4% 11% Operating Cash Flow* 52 71 81 13% 56% Free Cash Flow* 29 42 52 25% 78% $ in millions, except EPS

NON-GAAP NET REVENUES AND GROSS MARGIN* $ in millions Q414 Q315 Q415 System Solutions 311 333 339 Services 180 177 175 Total Net Revenues 491 510 514 Services % of Total Net Revenues 37% 35% 34% $ in millions % of Revenue Q414 Q315 Q415 System Solutions 41.5% 41.1% 43.2% Services 43.6% 42.9% 43.9% Total Gross Margin % 42.3% 41.7% 43.4% 10 * A reconciliation of our GAAP to Non-GAAP Net revenues and gross margin can be found in the appendix section

Q414 Q315 Q415 Research and Development 47 49 50 % of Revenue 10% 10% 10% Sales and Marketing 50 50 53 % of Revenue 10% 10% 10% General and Administrative 42 42 44 % of Revenue 9% 8% 9% Total Operating Expenses 139 141 147 % of Revenue 28.3% 27.7% 28.6% NON-GAAP OPERATING EXPENSES* 11 * A reconciliation of our GAAP to Non-GAAP operating expenses can be found in the appendix section $ in millions

$ in millions NON-GAAP REVENUES BY GEOGRAPHY* Q415 Q414 Q315 Q415 % SEQ Inc(Dec) % YoY Inc(Dec) YoY Constant Currency Growth North America 149 209 230 10% 54% 55% Latin America 82 74 63 (15)% (23)% (5)% EMEA 189 173 164 (5)% (13)% (2)% Asia 70 55 57 4% (18)% (3)% TOTAL 491 510 514 1% 5% 15% Q315 Q415 Q414 North America 30% Asia 14% LAC 17% EMEA 39% North America 41% Asia 11% LAC 14% EMEA 34% North America 45% Asia 11% LAC 12% EMEA 32% 12 * A reconciliation of our GAAP to Non-GAAP total net revenues can be found in the appendix section

1001 940 924 883 863 843 814 799 Q114 Q214 Q314 Q414 Q115 Q215 Q315 Q415 TOTAL CASH, GROSS DEBT* AND NET DEBT* $ in millions Total Cash 249 230 264 250 241 234 242 209 Q114 Q214 Q314 Q414 Q115 Q215 Q315 Q415 Gross Debt 799 Debt Statistics – October 31, 2015  $799M Outstanding Debt – Short-term: $39M – Long-term: $760M  Credit Ratings – S&P: BB – Moody’s: Ba3 Net Debt 752 710 660 633 622 609 572 590 Q114 Q214 Q314 Q414 Q115 Q215 Q315 Q415 13 * Debt issuance costs are reflected as a reduction of gross debt due to newly issued accounting principles.

Q414 Q315 Q415 $ Days $ Days $ Days Accounts Receivables, net 306 56 322 57 362 63 Inventories 124 38 122 38 130 39 Accounts Payable 161 51 150 45 189 59 Cash Conversion Cycle 42 49 44 $ in millions Notes: Accounts Receivable Days is calculated as Accounts Receivable, net divided by Non-GAAP Total Net Revenues multiplied by 90 days Inventory Days is calculated as Average Inventory divided by Non-GAAP Total Cost of Net Revenues multiplied by 90 days Accounts Payable Days is calculated as Accounts Payable divided by Non-GAAP Total Cost of Net Revenues multiplied by 90 days Cash Conversion Cycle is calculated as Accounts Receivable Days plus Inventory Days less Accounts Payable Days A reconciliation of our GAAP to Non-GAAP total net revenues and GAAP to Non-GAAP total cost of net revenues can be found in the appendix section Working Capital Performance, as % of Non-GAAP Total Net Revenues = working capital / quarterly non-GAAP Total Net Revenues annualized • Working Capital = AR + Inventory – AP • A reconciliation of our GAAP to Non-GAAP total net revenues can be found in the appendix section BALANCE SHEET SELECT DATA & WORKING CAPITAL TREND 14 15.7% 14.3% 14.1% 13.7% 14.3% 14.6% 14.4% 14.7% 13.0% 13.5% 14.0% 14.5% 15.0% 15.5% 16.0% Q114 Q214 Q314 Q414 Q115 Q215 Q315 Q415 P er c e n t o f S a le s Working Capital Performance*

32 57 59 52 41 56 71 Q114 Q214 Q314 Q414 Q115 Q215 Q315 Q415 CASH FLOW 81 11 36 38 29 22 27 42 52 Q114 Q214 Q314 Q414 Q115 Q215 Q315 Q415 Free Cash Flow* 52 Operating Cash Flow: $81M Free Cash Flow: $52M CapEx: $28M Operating Cash Flow* 15 * Operating Cash Flow = GAAP net cash provided by operating activities. Free Cash Flow is a non-GAAP financial measure * A reconciliation of our GAAP net cash provided by operating activities to Free Cash Flow can be found in the appendix section $ in millions

16 Guidance Q116 Full Year FY16 Non-GAAP Net Revenues $500M $2.090B - $2.110B Non-GAAP EPS $0.45 $2.15 - 2.17 Non-GAAP Effective Tax Rate 14.5% 14.5% Non-GAAP Fully Diluted Shares 113.5M 112.5M Other Items Full Year FY16 Non-GAAP Operating Margins 15.3% Free Cash Flow $175M Capital Expenditures $100M - $110M * Reconciliations to GAAP of these forward-looking Non-GAAP financial measures, to the extent available without unreasonable effort, can be found in the appendix section. GUIDANCE*

Q&A SESSION

APPENDIX

RECONCILIATION OF GAAP TO NON-GAAP KEY METRICS Q415

($ in millions, except per share data and percentages)	Note	Net revenues	Gross margin	Gross margin percentage	Operating income	Income tax provision	Net income attributable to VeriFone Systems, Inc. stockholders
Three Months Ended October 31, 2015							
GAAP		**$ 514.1**	**$ 216.4**	**42.1%**	**$ 33.8**	**$ (11.7)**	**$ 38.2**
Adjustments:							
Amortization of step-down in deferred services net revenues at acquisition	A	0.1	0.1		0.1	—	0.1
Amortization of purchased intangible assets	C	—	4.5		24.1	—	24.1
Other merger and acquisition related expenses	C	—	0.3		1.1	—	(1.8)
Stock based compensation	D	—	1.0		10.0	—	10.0
Restructuring charges	E	—	0.1		1.2	—	1.2
Other charges and income	E	—	0.8		5.7	—	5.7
Income tax effect of non-GAAP exclusions and adjustment to cash basis tax rate	E	—	—		—	21.3	(21.3)
Non-GAAP		$ 514.2	$ 223.2	43.4%	$ 76.0	$ 9.6	$ 56.2

	Weighted average number of shares used in computing net income per share: Basic	Weighted average number of shares used in computing net income per share: Diluted	Net income per share attributable to VeriFone Systems, Inc. stockholders (1): Basic	Net income per share attributable to VeriFone Systems, Inc. stockholders (1): Diluted
GAAP	**114.4**	**115.6**	**$ 0.33**	**$ 0.33**
Non-GAAP	114.4	115.6	$ 0.49	$ 0.49

(1) Net income per share is calculated by dividing the Net income attributable to VeriFone Systems, Inc. stockholders by the Weighted average number of shares.

See explanatory notes for A, C-E at the end of the appendix.

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Verifone®

RECONCILIATION OF GAAP TO NON-GAAP KEY METRICS Q315

($ in millions, except per share data and percentages)	Note	Net revenues	Gross margin	Gross margin percentage	Operating income	Income tax provision	Net income attributable to VeriFone Systems, Inc. stockholders
Three Months Ended July 31, 2015							
GAAP		**$ 509.9**	**$ 206.5**	**40.5%**	**$ 20.3**	**$ 1.4**	**$ 9.5**
Adjustments:							
Amortization of step-down in deferred services net revenues at acquisition	A	0.1	0.1		0.1	—	0.1
Amortization of purchased intangible assets	C	—	4.5		24.5	—	24.5
Other merger and acquisition related expenses	C	—	0.5		1.7	—	3.2
Stock based compensation	D	—	0.4		11.2	—	11.2
Restructuring charges	E	—	0.2		6.0	—	6.0
Other charges and income	E	—	0.5		7.7	—	7.7
Income tax effect of non-GAAP exclusions and adjustment to cash basis tax rate	E	—	—		—	7.9	(7.9)
Non-GAAP		$ 510.0	$ 212.7	41.7%	$ 71.5	$ 9.3	$ 54.3

	Weighted average number of shares used in computing net income per share:		Net income per share attributable to VeriFone Systems, Inc. stockholders (1)	
	Basic	Diluted	Basic	Diluted
GAAP	**114.4**	**116.4**	**$ 0.08**	**$ 0.08**
Non-GAAP	114.4	116.4	$ 0.47	$ 0.47

(1) Net income per share is calculated by dividing the Net income attributable to VeriFone Systems, Inc. stockholders by the Weighted average number of shares.

See explanatory notes for A, C-E at the end of the appendix.

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Verifone®

RECONCILIATION OF GAAP TO NON-GAAP KEY METRICS Q414

($ in millions, except per share data and percentages)	Note	Net revenues	Gross margin	Gross margin percentage	Operating income	Income tax provision (benefit)	Net income attributable to VeriFone Systems, Inc. stockholders
Three Months Ended October 31, 2014							
GAAP		**$ 490.5**	**$ 196.5**	**40.1%**	**$ 33.5**	**$ (1.6)**	**$ 31.1**
Adjustments:							
Amortization of step-down in deferred services net revenues at acquisition	A	0.2	0.2		0.2	—	0.2
Amortization of purchased intangible assets	C	—	10.0		33.8	—	33.8
Other merger, acquisition and divestiture related expenses	C	—	0.6		1.0	—	(3.5)
Stock based compensation	D	—	0.7		13.0	—	13.0
Restructuring charges	E	—	0.2		1.5	—	1.5
Other charges and income	E	—	(0.8)		(14.9)	—	(15.9)
Income tax effect of non-GAAP exclusions and adjustment to cash basis tax rate	E	—	—		—	10.1	(10.1)
Non-GAAP		$ 490.7	$ 207.4	42.3%	$ 68.1	$ 8.5	$ 50.1

	Weighted average number of shares used in computing net income per share: Basic	Weighted average number of shares used in computing net income per share: Diluted	Net income per share attributable to VeriFone Systems, Inc. stockholders (1): Basic	Net income per share attributable to VeriFone Systems, Inc. stockholders (1): Diluted
GAAP	**113.1**	**115.1**	**$ 0.27**	**$ 0.27**
Non-GAAP	113.1	115.1	$ 0.44	$ 0.44

(1) Net income per share is calculated by dividing the Net income attributable to VeriFone Systems, Inc. stockholders by the Weighted average number of shares.

See explanatory notes for A, C-E at the end of the appendix.

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Verifone®

RECONCILIATION OF GAAP TO NON-GAAP GROSS MARGIN

($ in millions, except percentages)	Note	System solutions net revenues	Services net revenues	Total net revenues	Total cost of net revenues	System solutions gross margin	Services gross margin	Total gross margin
Three Months Ended October 31, 2015								
GAAP		**$ 338.9**	**$ 175.2**	**$ 514.1**	**$ 297.7**	**$ 141.0**	**$ 75.4**	**$ 216.4**
Other acquisition and restructure related, net	C	—	0.1	0.1	(4.9)	4.0	1.0	5.0
Stock based compensation	D	—	—	—	(1.0)	0.5	0.5	1.0
Other charges and income	E	—	—	—	(0.8)	0.8	—	0.8
Non-GAAP		$ 338.9	$ 175.3	$ 514.2	$ 291.0	$ 146.3	$ 76.9	$ 223.2
% of Non-GAAP gross margin to net revenues						43.2%	43.9%	43.4%
Three Months Ended July 31, 2015								
GAAP		**$ 333.0**	**$ 176.9**	**$ 509.9**	**$ 303.4**	**$ 131.8**	**$ 74.7**	**$ 206.5**
Amortization of step-down in deferred services net revenues at acquisition	A	—	0.1	0.1	—	—	0.1	0.1
Other acquisition and restructure related, net	C	—	—	—	(5.2)	4.4	0.8	5.2
Stock based compensation	D	—	—	—	(0.4)	0.3	0.1	0.4
Other charges and income	E	—	—	—	(0.5)	0.2	0.3	0.5
Non-GAAP		$ 333.0	$ 177.0	$ 510.0	$ 297.3	$ 136.7	$ 76.0	$ 212.7
% of Non-GAAP gross margin to net revenues						41.1%	42.9%	41.7%
Three Months Ended October 31, 2014								
GAAP		**$ 310.9**	**$ 179.6**	**$ 490.5**	**$ 294.0**	**$ 119.8**	**$ 76.7**	**$ 196.5**
Amortization of step-down in deferred services net revenues at acquisition	A	—	0.2	0.2	—	—	0.2	0.2
Other acquisition and restructure related, net	C	—	—	—	(10.8)	9.5	1.3	10.8
Stock based compensation	D	—	—	—	(0.7)	0.5	0.2	0.7
Other charges and income	E	—	—	—	0.8	(0.8)	—	(0.8)
Non-GAAP		$ 310.9	$ 179.8	$ 490.7	$ 283.3	$ 129.0	$ 78.4	$ 207.4
% of Non-GAAP gross margin to net revenues						41.5%	43.6%	42.3%

22

See explanatory notes for A, C-E at the end of the appendix

Verifone®

RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES 23 See explanatory notes for C-E at the end of the appendix ($ in millions, except percentages) Note Research and development Sales and marketing General and administrative Total Three Months Ended October 31, 2015 GAAP $ 51.0 $ 58.1 $ 53.9 $ 163.0 Other acquisition and restructure related, net C, E — (0.8) (1.1) (1.9) Stock based compensation D (1.1) (4.0) (4.0) (9.1) Other charges and income E — — (4.8) (4.8) Non-GAAP $ 49.9 $ 53.3 $ 44.0 $ 147.2 % of Non-GAAP operating expenses to net revenues 10% 10% 9% 29 % Three Months Ended July 31, 2015 GAAP $ 54.2 $ 56.6 $ 55.4 $ 166.2 Other acquisition and restructure related, net C, E (3.4) (1.1) (2.6) (7.1) Stock based compensation D (1.7) (4.7) (4.4) (10.8) Other charges and income E — (0.9) (6.3) (7.2) Non-GAAP $ 49.1 $ 49.9 $ 42.1 $ 141.1 % of Non-GAAP operating expenses to net revenues 10% 10% 8% 28 % Three Months Ended October 31, 2014 GAAP $ 50.0 $ 56.3 $ 50.6 $ 156.9 Other acquisition and restructure related, net C, E (0.3) (0.2) (1.3) (1.8) Stock based compensation D (2.8) (4.9) (4.6) (12.3) Other charges and income E — (0.8) (2.8) (3.6) Non-GAAP $ 46.9 $ 50.4 $ 41.9 $ 139.2 % of Non-GAAP operating expenses to net revenues 10% 10% 9% 28%

RECONCILIATION OF GAAP TO NON-GAAP NET REVENUES 24 See explanatory notes for A-B at the end of the appendix. $ in millions GAAP net revenues Amortization of step-down in deferred revenue at acquisition Non-GAAP net revenues Constant currency adjustment Non-GAAP net revenues at constant currency Note (A) (A) (B) (B) Three Months Ended October 31, 2015 North America $ 229.9 $ — $ 229.9 $ 1.3 $ 231.2 Latin America 62.8 — 62.8 15.2 78.0 EMEA 164.1 0.1 164.2 21.6 185.8 Asia-Pacific 57.3 — 57.3 10.6 67.9 Total $ 514.1 $ 0.1 $ 514.2 $ 48.7 $ 562.9 Three Months Ended July 31, 2015 North America $ 208.6 $ — $ 208.6 Latin America 73.7 — 73.7 EMEA 172.6 0.1 172.7 Asia-Pacific 55.0 — 55.0 Total $ 509.9 $ 0.1 $ 510.0 Three Months Ended October 31, 2014 North America $ 149.1 $ (0.1) $ 149.0 Latin America 82.1 — 82.1 EMEA 189.2 0.2 189.4 Asia-Pacific 70.1 0.1 70.2 Total $ 490.5 $ 0.2 $ 490.7

RECONCILIATION OF OPERATING CASH FLOW TO FREE CASH FLOW 25 See explanatory notes for G at the end of the appendix. Three Months Ended $ in millions Note October 31, 2015 July 31, 2015 April 30, 2015 January 31, 2015 GAAP net cash provided by operating activities G $ 80.5 $ 71.4 $ 56.3 $ 41.1 Less: GAAP capital expenditures G (28.0) (29.6) (29.3) (19.6) Free cash flow G $ 52.5 $ 41.8 $ 27.0 $ 21.5 Three Months Ended October 31, 2014 July 31, 2014 April 30, 2014 January 31, 2014 GAAP net cash provided by operating activities G $ 51.6 $ 58.9 $ 56.5 $ 31.9 Less: GAAP capital expenditures G (22.2) (20.9) (21.0) (20.9) Free cash flow G $ 29.4 $ 38.0 $ 35.5 $ 11.0

RECONCILIATION OF NET REVENUES GUIDANCE 26 See explanatory notes for A at the end of the appendix. Three Months Ending January 31, 2016 Year Ending October 31, 2016 Range of Guidance Range of Guidance GAAP net revenues $ 500 $ 500 $ 2,089 $ 2,109 Adjustments to net revenues A — — 1 1 Non-GAAP net revenues $ 500 $ 500 $ 2,090 $ 2,110

EXPLANATORY NOTES TO RECONCILIATIONS OF GAAP TO NON-GAAP ITEMS 27 Note A: Non-GAAP net revenues. Non-GAAP net revenues exclude the fair value decrease (step-down) in deferred revenue at acquisition. Note B: Non-GAAP net revenues at constant currency. Verifone determines non-GAAP net revenues at constant currency by recomputing non-GAAP net revenues denominated in currencies other than U.S. Dollars in the current fiscal period using average exchange rates for that particular currency during the corresponding financial period of the prior year. Verifone uses this non-GAAP measure to evaluate performance on a comparable basis excluding the impact of foreign currency fluctuations. Note C: Merger and Acquisition Related. Verifone adjusts certain revenues and expenses for items that are the result of merger and acquisitions. Acquisition related adjustments include the amortization of intangible assets, fixed asset fair value adjustments, contingent consideration adjustments, incremental costs associated with acquisitions, acquisition integration expenses and changes in estimate on contingencies that existed at the time of acquisition. Note D: Stock-Based Compensation. Our non-GAAP financial measures eliminate the effect of expense for stock-based compensation. Note E: Other Charges and Income. Verifone excludes certain expenses and other income (expense) that are the result of unique or unplanned events, such as litigation settlement and loss contingency expense, certain costs incurred in connection with senior executive management changes, certain personnel and outside professional service fees incurred on initiatives to transform, streamline and centralize our global operations, and restructure and impairment charges related to certain exit activities initiated as part of our global transformation initiatives and gain or loss on financial transactions, such as the accelerated amortization of capitalized debt issuance costs due to the early repayment of debt. In addition, income taxes are adjusted for the tax effect of the adjusting items related to our non-GAAP financial measures and to reflect our medium to long term estimate of cash taxes on a non-GAAP basis. Under GAAP our Income tax provision (benefit) as a percentage of Income (loss) before income taxes was (43.7)% for the fiscal quarter ended October 31, 2015, 12.6% for the fiscal quarter ended July 31, 2015, (5.3)% for the fiscal quarter ended October 31, 2014, (10.2)% for the year ended October 31, 2015 and 8.6% for the year ended October 31, 2014. For non-GAAP purposes, we used a 14.5% rate for all periods presented. Note F: Non-GAAP diluted shares. Diluted non-GAAP weighted average shares include additional shares that are dilutive for non-GAAP computations of earnings per share in periods when we have a non-GAAP net income and a GAAP basis net loss. Note G: Free Cash Flow. Verifone determines free cash flow as net cash provided by operating activities less capital expenditures.